Third Addendum to the Unprotected Rental Agreement Dated July 15, 2001
Made and executed in Raanana, December 28 , 2006

Between
Taya Center Ltd., Public Co. 52-002929-9
of 14 Hecharoshet St., Industrial Zone, Raanana
Tel: 09-7481188; Fax: 09-7485588
(Hereinafter – “the Lessor”)
First Party

And
Wintegra Ltd., Private Co. 51-290107-5
of 14 Hecharoshet St., Taya Center
Industrial Zone, Raanana
Tel: 09-7439998, Fax: 09-7439992
(Hereinafter – “the Lessee”)
Second Party

Whereas
the Lessor and the Lessee are parties to an unprotected rental agreement dated July 15, 2001, including its various appendices, and an Addendum to the Agreement dated July 31, 2005, attached to this Addendum and constituting an integral part thereof (hereinafter, jointly – “the Rental Agreement”); and

Whereas	the Lessee is interested in renting an additional area (as defined below) from the Lessor, all in accordance with the conditions of the Rental Agreement and of this Addendum; and

Whereas	the Parties are interested in recording these agreements in writing.

Accordingly, it has been declared, conditioned, and agreed as follows:

Additional Definitions -	In this Third Addendum, the following terms shall have the meaning recorded alongside:

“The Third Additional Premises” –
Offices with an area of 146.53 sq.m. (one hundred forty  six square meters and fifty three square centimeters) situated on the third floor of the Building, defined as an additional part of Unit C-4, adjacent to the Premises currently occupied by the Lessee, at 6-8 Hamasger St. in the Industrial Zone, Raanana (including a proportional part of the public areas and as stated in section 2.2 of the Rental Agreement), the net area of which is marked in red on the diagram (Appendix “A”) (above and hereinafter – “the Third Additional Premises – Area D”).

“The Rental Period”-	The rental Period stipulated in section 4 of this Third Addendum.

1.	General
1.1	The Preamble to this Addendum, including the definitions and declarations included therein, as well as the appendices attached thereto, constitute an integral part thereof.

1.2	All terms defined in the Rental Agreement shall have the meaning attributed thereto therein in this Addendum, unless these were amended in this Third Addendum.

2.	Rental of the Third Additional Premises

The Lessee hereby rents from the Lessor the Additional Premises, viz. offices with an area of 146.53 sq.m. (one hundred forty six square meters and fifty three square centimeters) situated on the third floor of the Building, defined as an additional part of Unit C-4, adjacent to the Premises currently occupied by the Lessee, at 6-8 Hamasger St. in Raanana (including a proportional part of the public areas and as stated in section 2.2 of the Rental Agreement), the net area of which is marked in red on the diagram (Appendix “A”) (above and hereinafter – “the Third Additional Premises – Area D.”)

3.	Delivery of Possession; Adaptations to the Premises –
Possession of the Premises shall be delivered to the Lessee upon signing this Third Addendum, As Is.

4.	Rental Period
4.1
The Lessor hereby lets to the Lessee, and the Lessee hereby rents from the Lessor, the Additional Premises - Area D, for a rental period  of twenty four (24) months, commencing on January 1, 2007 and ending on December 31, 2008 (hereinafter – “the Rental Period of the Third Additional Premises – Area D”).

4.2
Notwithstanding the above, the Parties hereby agree that the Lessee has the option, with prior notice of six (6) months, to shorten the Updated Rental Period by three (3) months, through September 30, 2008, or later, or to extend the Updated Rental Period by a period of up to three (3) months, through March 31, 2009, or less.

5.	Rental Fee for the Areas of the Premises, and Manner of Payment Thereof
5.1
The Parties hereby establish that the Rental Fee that shall be paid by the Lessee to the Lessor for the rental of the Third Additional Premises – Area D for the Updated Rental Period, as stated in section 4 above, shall be in the sum of the Rental Fee quoted in section 5 to the Second Addendum of the Rental Agreement dated 7 February 2006 (including all sub-sections thereof)  (hereinafter – “the Rental Fee for the Third Additional Premises – Area D”).

5.2	Rental Fee for the first quarter, from January 1, 2007 through March 31, 2007, is made on the occasion of signing this Third Addendum between the parties.

6.	Maintenance Fee / Maintenance Services Fee

The maintenance / maintenance services fee and other payments that shall be made by the Lessee to the Lessor for the area of the Third Additional Premises shall be at the level and in accordance with the calculation of the maintenance / maintenance services fee per square meter, as stated in sections 16.1 and 16.2 (regarding maintenance / maintenance services fee), and section 7.3 (regarding participation toward insurance fees) of the Rental Agreement.

7.	Securities and Guarantees

The parties hereby agree that the bank guarantee held by the Lessor shall apply and serve also as security for the Lessee’s undertakings towards the Lessor, in accordance with the provisions of this Third Addendum.

8.
With the exception of the express content of this Third Addendum, there are no amendments or additions or changes to the Rental Agreement, and all the provisions of the Agreement shall apply to the Third Additional Premises – Area D, in addition to this Addendum, with the changes expressly stated therein, and with such changes as required in accordance with the matter.

Witnessed by the signing of this Addendum

Taya Center Ltd.	Wintegra Ltd.

/s/ signature illegible	/s/ Uri Harari

/s/ signature illegible	/s/ Jacob (Kobi) Ben-Zvi

Appendix B-3
(Section 3.1 of the Agreement)

Specifications for the Delivery of the Premises to Wintegra Ltd.

Area Defined as the Third Additional Premises – Area D on Floor 3
Delivered As Is and Includes

1.
Gross area of 146.53 sq.m, divided as appears in the sketch attached hereto, including areas, acoustic ceilings made of modular mineral plates, 60/60 cm, throughout the Premises, various lighting fixtures throughout the Premises, power outlets for electricity, communications, computer and telephone outlets, fire detectors and fire and smoke detectors.

2.	Air-conditioning (for heating and cooling) 2 mini-central units (Unique Engineering brand) and one split top unit (Electra-Elco) for air-conditioning the area of the Premises.

List of Air-conditioning Units

	Type	Model	HP BTV
Ton of refrigeration
1	Mini central	MZ 1-1Unique Engineering - MC-600	6 tons of refrigeration
2	Mini central	MZ 1-2 Unique Engineering – MC -600	6 tons of refrigeration
3	Split – upper	Electra-Elco model NSA 775	2.08 tons of refrigeration

Taya Center Ltd.	Wintegra Ltd.

/s/ signature illegible	/s/ Uri Harari

/s/ signature illegible	/s/ Jacob (Kobi) Ben-Zvi

Fourth Addendum to the Unprotected Rental Agreement Dated July 15, 2001
Made and executed in Raanana May 2, 2007

Between
Taya Center Ltd., Public Co. 52-002929-9
of 14 Hecharoshet St., Industrial Zone, Raanana
Tel: 09-7481188; Fax: 09-7485588
(Hereinafter – “the Lessor”)
First Party

And
Wintegra Ltd., Private Co. 51-290107-5
of 14 Hecharoshet St., Taya Center
Industrial Zone, Raanana
Tel: 09-7439998, Fax: 09-7439992
(Hereinafter – “the Lessee”)
Second Party

Whereas
the Lessor and the Lessee are parties to an unprotected rental agreement dated July 15, 2001, including its various appendices, and an Addendum to the Agreement dated July 31, 2005, and a Second Addendum dated Feb. 7, 2006, and a Third Addendum to the Agreement, dated December 28, 2006, attached to this Addendum and constituting an integral part thereof (hereinafter, jointly – “the Rental Agreement”); and

Whereas
the Lessee is interested in extending the Rental Period for all the  Premises contained in the Rental Agreement including the three Addendum, and in renting an additional area (as defined below) from the Lessor, all in accordance with the conditions of the Rental Agreement and of this Fourth Addendum; and

Whereas	the Parties are interested in recording these agreements in writing.

Accordingly, it has been declared, conditioned, and agreed as follows:

1.	General
1.1	The Preamble to this Addendum, including the definitions and declarations included therein, as well as the appendices attached thereto, constitute an integral part thereof.

1.2	All terms defined in the Rental Agreement shall have the meaning attributed thereto therein in this Addendum, unless these were amended in this Fourth Addendum.

2.	Extension of Rental Period

The Lessor and the Lessee in signing this Agreement hereby agree that contrary to the provisions regarding Rental Period/s of all the Premises contained in the Rental Agreement including all three Addendum, the Rental Period for all Premises is hereby extended until April 30, 2009 (hereinafter: “the Extended Rental Period”).

3.	Rental Period
Notwithstanding the above, the Parties hereby agree that the Lessee has the option, with prior notice of six (6) months, to shorten the Extended Rental Period by three (3) months, through January 31, 2009, or later, or to extend the Extended Rental Period by a period of up to three (3) months, through July 31, 2009, or less.

4.
With the exception of the express content of this Fourth Addendum, there are no amendments or additions or changes to the Rental Agreement, and all the provisions of the Agreement, including all three Addenda, shall apply to the Premises, with the changes expressly stated therein, and with such changes as required in accordance with the matter.

Witnessed by the signing of this Addendum

Taya Center Ltd.	Wintegra Ltd.

/s/ signature illegible	/s/ Uri Harari

/s/ signature illegible	/s/ Shai Shahar

Appendix B-3
(Section 3.1 of the Agreement)

Specifications for the Delivery of the Premises to Wintegra Ltd.

Area Defined as the Third Additional Premises – Area D on Floor 3
Delivered As Is and Includes

3.
Gross area of 146.53 sq.m, divided as appears in the sketch attached hereto, including areas, acoustic ceilings made of modular mineral plates, 60/60 cm, throughout the Premises, various lighting fixtures throughout the Premises, power outlets for electricity, communications, computer and telephone outlets, fire detectors and fire and smoke detectors.

4.	Air-conditioning (for heating and cooling) 2 mini-central units (Unique Engineering brand) and one split top unit (Electra-Elco) for air-conditioning the area of the Premises.

List of Air-conditioning Units

	Type	Model	HP BTV
Ton of refrigeration
1	Mini central	MZ 1-1Unique Engineering - MC-600	6 tons of refrigeration
2	Mini central	MZ 1-2 Unique Engineering – MC -600	6 tons of refrigeration
3	Split – upper	Electra-Elco model NSA 775	2.08 tons of refrigeration

Taya Center Ltd.	Wintegra Ltd.

/s/ signature illegible	/s/ Uri Harari

/s/ signature illegible	/s/ Shai Shahar

Fifth Addendum to the Unprotected Rental Agreement Dated July 15, 2001
Made and executed in Raanana, June 4, 2007
In effect from June 1, 2007

Between
Taya Center Ltd., Public Co. 52-002929-9
of 14 Hecharoshet St., Industrial Zone, Raanana
Tel: 09-7481188; Fax: 09-7485588
(Hereinafter – “the Lessor”)
First Party

And
Wintegra Ltd., Private Co. 51-290107-5
of 14 Hecharoshet St., Taya Center
Industrial Zone, Raanana
Tel: 09-7439998, Fax: 09-7439992
(Hereinafter – “the Lessee”)
Second Party

Whereas
the Lessor and the Lessee are parties to an unprotected rental agreement dated July 15, 2001, including its various appendices, and an Addendum to the Agreement dated July 31, 2005, and a Second Addendum dated Feb. 7, 2006, and a Third Addendum to the Agreement, dated December 28, 2006, and a Fourth Addendum to the Agreement, dated May 2, 2007, attached to this Addendum and constituting an integral part thereof (hereinafter, jointly – “the Rental Agreement”); and

Whereas	the Lessee is interested in renting an additional area (as defined below) from the Lessor, all in accordance with the conditions of the Rental Agreement and of this Addendum; and

Whereas	the Parties are interested in recording these agreements in writing.

Accordingly, it has been declared, conditioned, and agreed as follows:

Additional Definitions -	In this Fifth Addendum, the following terms shall have the meaning recorded alongside:
“The Additional
Premises” –
Offices with an area of 180.70 sq.m. (one hundred eighty square meters and seventy square centimeters) situated on the third floor of the Building, defined as a part of Unit C-2, situated opposite to the Lessee’s offices, on14 Hecharoshet St, corner of 6-8 Hamasger St. in the Industrial Zone, Raanana (including a proportional part of the public areas and as stated in Section 2.2 of the Rental Agreement, the net area of which is marked in red on the diagram (Appendix “A”) (above and hereinafter – “the Fourth Additional Premises – Area E”).

“The Rental Period”-	The rental Period stipulated in Section 4 of this Fifth Addendum.

1.	General
1.1	The Preamble to this Addendum - including the definitions and declarations included therein - as well as the appendices attached thereto, constitute an integral part thereof.

1.2	All terms defined in the Rental Agreement shall have the meaning attributed thereto therein in this Addendum, unless these were amended in this Fifth Addendum.

2.	Rental of the Fourth Additional Premises

The Lessee hereby rents from the Lessor the Additional Premises, viz. offices with an area of 180.70  sq.m. (one hundred eighty square meters and seventy square centimeters) situated on the third floor of the Building, defined as a part of Unit C-2, situated opposite to the Lessee’s offices, on14 Hecharoshet St, corner of 6-8 Hamasger St. in the Industrial Zone, Raanana (including a proportional part of the public areas and as stated in Section 2.2 of the Rental Agreement, the net area of which is marked in red on the diagram (Appendix “A”) (above and hereinafter – “the Fourth Additional Premises – Area E”).

3.	Delivery of Possession; Adaptations to the Premises –
Possession of the Premises shall be delivered to the Lessee upon signing this Fifth Addendum, As Is.

4.	Rental Period
4.1
The Lessor hereby lets to the Lessee, and the Lessee hereby rents from the Lessor, the Additional Premises - Area E, for a rental period  of twenty three (23) months, commencing on June 1, 2007 and ending on April 30, 2009 (hereinafter – “the Rental Period of the Fourth Additional Premises – Area E”).

4.2
Notwithstanding the above, the Parties hereby agree that the Lessee has the option, with prior notice of six (6) months, to shorten the Updated Rental Period by three (3) months, through January 31, 2009, or later, or to extend the Updated Rental Period by a period of up to three (3) months, through July 31, 2009, or less, as also stated in section 3 to the Fourth Addendum of the Rental Agreement, dated May 2, 2007.

5.	Rental Fee for the Areas of the Premises, and Manner of Payment Thereof
5.1
The Parties hereby establish that the Rental Fee that shall be paid by the Lessee to the Lessor for the rental of the Fourth Additional Premises – Area E for the Rental Period, as stated in section 4 above, shall be in the sum of the Rental Fee quoted in section 5 to the Second Addendum of the Rental Agreement dated 7 February 2006 (including all sub-sections thereof)  (hereinafter – “the Rental Fee for the Fourth Additional Premises – Area E”).

5.2
Notwithstanding the above, it is hereby agreed between the Parties that the Lessee shall be exempt from payment of Rental Fees only for this Premises for the period between June 1, 2007 through 31 December, 2007.

5.3
Collection of Rental fees above plus maintenance fees and all other fees as prescribed in this Fifth Addendum shall be in accordance with the provisions of sections 6.5 to the Rental Agreement of July 15, 2001, and the standing order for debiting the Lessee’s account shall serve for collection of all payments required under the provisions of this Fifth Addendum as well.

6.	Maintenance Fee / Maintenance Services Fee

The maintenance / maintenance services fee and other payments that shall be made by the Lessee to the Lessor for the area of the Fourth Additional Premises – Area E, shall be at the level and in accordance with the calculation of the maintenance / maintenance services fee per square meter, as stated in sections 16.1 and 16.2 (regarding maintenance / maintenance services fee), and section 8.3 (regarding participation toward insurance fees) of the Rental Agreement.

7.	Securities and Guarantees

The parties hereby agree that the bank guarantee held by the Lessor shall apply and serve also as security for the Lessee’s undertakings towards the Lessor, in accordance with the provisions of this Fifth Addendum.

8.
With the exception of the express content of this Fifth Addendum, there are no amendments or additions or changes to the Rental Agreement, and all the provisions of the Agreement shall apply to the Fourth Additional Premises – Area E, in addition to this Addendum, with the changes expressly stated therein, and with such changes as required in accordance with the matter.

Witnessed by the signing of this Addendum

Taya Center Ltd.	Wintegra Ltd.

/s/ signature illegible	/s/ Uri Harari

/s/ signature illegible	/s/ Shai Shahar

[ SKETCHES]

Appendix B-1 – (Section 3 to the Fifth Addendum to the Agreement)
Specifications for Delivery of the Fourth Premises (Area E) to Wintegra Ltd.

Offices in a gross area of 180.70 sq.m., divided As Is into –

1.
Director’s office; conference room’ secretary’s desk at the entrance to premises; four (4) open space stations with plaster walls, for nine (9) work stations ; communications and computer room, electricity room;

kitchenette – dining room; 2 bathrooms;

2.	Carpeting – wall-to-wall carpeting throughout the Premises, except in the kitchenette/dining room and bathrooms, which are tiled.

3.	Ceilings – acoustic ceilings from modular mineral plates, 60/60 cm, throughout the Premises.

4.
Lighting / lighting units – 48 sunken light units (louvers) throughout the Premises, including dual purpose emergency / routine lighting, 6 PL lighting fixtures in the hallway of the Premises, and 4 PL  lighting fixtures in the bathrooms.

5.	Doors – Formica doors on the director’s office, conference room and kitchenette, entrance/exit door double winged white “Pladelet” door with “panic handle” for emergency exit from the Premises.

6.	Windows – windows according to the standard in the building, as currently installed – 50% for “dry keep” opening, and railings on the windows facing the street, as currently installed.

7.	Bathrooms –2 units of man and women’s bathrooms, including – sink for washing hands, two ventilators in the bathroom units – all as installed in the Premises.

8.	Kitchenette/dining room – marble “Keisar” counter serving as table, lower utensils closet and upper utensils closet, sink, and marble “Keisar” counter between upper and lower closets.

9.	Power and communications facility – communications switchboard (0.534 x 0.48 sq.m) as currently installed in the Premises.
Electrical board/closet – electrical board/closet in the electric room adjacent to the laboratory, including automatic fire extinguisher in the electric room, as currently installed in the Premises.
Alarm system – wiring for an alarm system, including detectors, throughout the Premises, as currently installed in the Premises, not connected to any central call center.

10.	Safety –smoke detectors, in accordance with the fire department requirements, also connected to the main coordinator in the Taya Center, as currently installed.
One (1) fire extinguisher and roller/hose for water for firefighting in laboratory hall, as currently installed.

11.
Two (2) Air-conditioning units, mini-central, (for heating and cooling) entire area of the Premises, via shutters in the acoustic ceilings, with a total capacity of 7.8 tons of refrigeration, Tadiran brand, and two (2) split air-conditioning units, with a total capacity of 3.87 tons of refrigeration, Electra-Elco brand, installed in the conference room and in the work corner at the entrance to the Premises.

12.	Vertical blinds on all windows in the Premises, as currently installed.

13.	Water meter to be transferred to the name of the Lessee, installed by the local authority, for measuring water consumption at the Premises.

14.	Secondary-meter for measure electricity consumption at the Premises, installed by the Lessor.

Taya Center Ltd.	Wintegra Ltd.

/s/ signature illegible	/s/ Uri Harari

/s/ signature illegible	/s/ Shai Shahar

Sixth Addendum to Rental Agreement
Made and executed in Ramat Gan, August 3, 2008

Between	Sela Capital Properties Ltd. Public Co. 51-3992529
of 7 Jabotinsky St., Ramat Gan
(Hereinafter – “the Lessor”)

First Party

And	Wintegra Ltd., Private Co. 51-290107-5
of 6 Hamasger St., Taya Center
Tel: 09-7439998, Fax: 09-7439992
(Hereinafter – “the Lessee”)

Second Party

Whereas
the Lessor is the owner of leasehold right in the building known as block 8981 parcels 17, 18, 19, 24, located at 16-18 Hacharoshet St., Industrial Zone Raanana (hereinafter: “the Building”, including, inter alia, all areas rented to the Lessee under the Rental Agreement dated July 15, 2001, and all addendums to this Rental Agreement, First Addendum through Fifth Addendum, signed between the Taya Company and the Lessee (hereinafter: the “Premises”); and

Whereas
The Lessee purchased the Building from the Taya Center Company Ltd., which had been the previous owners of the Building (hereinafter: “Taya”), which had rented the Premises to the Lessee under unprotected rental agreements  dated July 15, 2001 and the addenda to the Rental Agreement (hereinafter: the Rental Agreement). The Rental Agreement and all appendices thereto are attached to this Agreement as an integral part of the Addenda; and

Whereas	Taya’s rights vis-à-vis the Lessee were fully assigned to the Lessor; and

Whereas	the Rental Period under the Fourth Addendum to the Rental Agreement, including the option period, will end on July 31, 2009; and

Whereas	the Lessee desires to continue to rent the Premises from the Lessor for an additional period as set forth below in this Sixth Addendum to the Rental Agreement.

Accordingly, the Parties have declared, provided, and agreed as follows:

1.	The Preamble to this Addendum is one with the Addendum and constitutes an integral part thereof.

2.
The Rental Agreement dated July 15, 2001 and all addenda signed between Taya and the Lessee including all conditions and clauses mutatis mutandis, including changes in the name of the Lessor, are hereby extended for an additional period as set forth below, with the exception of the conditions set forth below.

The terms of this Agreement, subject to the required changes and/or changes contained herein, shall also apply during the option period named below.

3.
In place of the Rental Period appearing in the Rental Agreement, the Lessor hereby rents the Premises to the Lessee, and the Lessee hereby rents the Premises from the Lessor, for a period ending on July 15, 2009 (hereinafter: the “Additional Period”). The Lessee is also given the option to continue and extend the rental for an additional 4 month period from July 15, 2009 until November 15, 2009 (hereinafter: the “Option Period”).

4.
With the exception of the express content of this Sixth Addendum, there are no changes to the terms of the Rental Agreement, and all the provisions of the Rental Agreement, including all five addenda, shall apply, including in the matter of level of Rental Fees, times of payment and manner of linkage for all Premises, with the changes explicitly noted including changes in this Sixth Addendum, and with the changes required, as the case may be.

5.	A.
The Lessee undertakes by fundamental undertaking to renew the bank guarantee given as a security for the Rental Agreement, to remain in effect for the Additional Rental Period and for the Option Period named in section 3 to the Sixth Addendum above (if realized), and with an additional 3 months from the end of the Option Period (if realized). The Lessee must deliver the new bank guarantee by June 1, 2009.

B.
Should the Lessee breach any of its undertakings contained in the Rental Agreement and/or in any of the addenda to the Rental Agreement, the Lessor may use the bank guarantee for payment of any money due to the Lessor under the Rental Agreement and/or under any of the addenda to the Rental Agreement.

6.
If the Lessee does not wish to realize the option offered in section 3 above and/or wishes to realize the option for shorter than 4 month period, it must notify the Lessor in writing that it does not wish to realize the option or that it will realize the option for shorter than the 3 month period. If by January 15, 2009 no such notice has been received from the Lessee, rental shall be automatically renewed until Nov. 15, 2009.

7.
The addresses of the Parties for purposes of this Addendum are as appear above, in the preamble to the Addendum, and any notice sent by one party to the other according to the aforesaid addresses shall be deemed having been delivered at the end of 48 hours after delivery to a post office, and if hand delivered, at the time of actual delivery.

In Witness Whereof the Parties Hereby Set Their Hands

Sela Capital Properties Ltd.	Wintegra Ltd.

/s/ Itzhak Sela	/s/ Jacob (Kobi) Ben-Zvi

/s/ signature illegible	/s/ Shai Shahar
The Lessor	The Lessee

Seventh Addendum to Rental Agreement
Made and executed in Ramat Gan, July 26, 2009

Between	Sela Capital Properties Ltd. Public Co. 51-3992529
of 7 Jabotinsky St., Ramat Gan
(Hereinafter – “the Lessor”)

First Party

And	Wintegra Ltd., Private Co. 51-290107-5
of 6 Hamasger St., Taya Center
Tel: 09-7439998, Fax: 09-7439992
(Hereinafter – “the Lessee”)

Second Party

Whereas
the Lessor is the owner of leasehold right in the building known as block 8981 parcels 17, 18, 19, 24, located at 16-18 Hacharoshet St., Industrial Zone Raanana (hereinafter: “the Building”, including, inter alia, all areas rented to the Lessee under the Rental Agreement dated July 15, 2001, and all addendums to this Rental Agreement , First Addendum through Fifth Addendum, signed between the Taya Company and the Lessee (hereinafter: the “Premises”); and

Whereas
The Lessee purchased the Building from the Taya Center Company Ltd., which had been the previous owners of the Building (hereinafter: “Taya”), which had rented the Premises to the Lessee under unprotected rental agreements  dated July 15, 2001 and the addenda to the Rental Agreement (hereinafter: the Rental Agreement). The Rental Agreement and all appendices thereto are attached to this Agreement as an integral part of the Addenda; and

Whereas	Taya’s rights vis-à-vis the Lessee were fully assigned to the Lessor; and

Whereas	the Rental Period under the Sixth Addendum to the Rental Agreement, including the option period, will end on September 30, 2009; and

Whereas	the Lessee desires to continue to rent the Premises from the Lessor for an additional period as set forth below in this Seventh Addendum to the Rental Agreement.

Accordingly, the Parties have declared, provided, and agreed as follows:

8.	The Preamble to this Addendum is one with the Addendum and constitutes an integral part thereof.

9.
The Rental Agreement dated July 15, 2001 and all addenda signed between the Parties (including between Taya and the Lessee) including all conditions and clauses mutatis mutandis, including changes in the name of the Lessor, are hereby extended for an additional period as set forth below, with the exception of the conditions set forth below.

The terms of this Agreement, subject to the required changes and/or changes contained herein shall also apply during the option period named below.

10.
In place of the Rental Period appearing in the Sixth Addendum, the Lessor hereby rents the Premises to the Lessee, and the Lessee hereby rents the Premises from the Lessor, for a period ending on December 31, 2009 (hereinafter: the “Additional Period”). The Lessee is also given the option to continue and extend the rental for an additional 3 month period from December 31, 2009 until March 31, 2010 (hereinafter: the “Option Period”).

11.
With the exception of the express content of this Seventh Addendum, there are no changes to the terms of the Rental Agreement, and all the provisions of the Rental Agreement, including all six addenda, shall apply, including in the matter of level of Rental Fees, times of payment and manner of linkage for all Premises, with the changes explicitly noted including changes in this Seventh Addendum, and with the changes required, as the case may be.

12.	A.
The Lessee undertakes by fundamental undertaking to renew the bank guarantee given as a security for the Rental Agreement, to remain in effect for the Additional Rental Period and for the Option Period named in section 3 to the Seventh Addendum above (if realized), and with an additional 3 months from the end of the Option Period (if realized).

B.
Should the Lessee breach any of its undertakings contained in the Rental Agreement and/or in any of the addenda to the Rental Agreement, the Lessor may use the bank guarantee for payment of any money due to the Lessor under the Rental Agreement and/or under any of the addenda to the Rental Agreement.

13.
If the Lessee does not wish to realize the option offered in section 3 above and/or wishes to realize the option for shorter than the 3 month period, it must notify the Lessor in writing that it does not wish to realize the option or that it will realize the option for shorter than the 3 month period. If by Nov. 15, 2009 no such notice has been received from the Lessee, rental shall be automatically renewed until March 31, 2010.

14.
It is hereby agareed that the Lessor has the option to demand that the Lessee vacate the Premises (all of any part thereof, at the Lessor’s discretion) and bring the Rental Period to an end during the entire Additional Period, including during the Option Period, with 60 days’ notice.

15.
The addresses of the Parties for purposes of this Addendum are as appear above, in the preamble to the Addendum, and any notice sent by one party to the other according to the aforesaid addresses shall be deemed having been delivered at the end of 48 hours after delivery to a post office, and if hand delivered, at the time of actual delivery.

In Witness Whereof the Parties Hereby Set Their Hands

Sela Capital Properties Ltd.	Wintegra Ltd.

/s/ Itzhak Sela	/s/ Jacob (Kobi) Ben-Zvi
The Lessee
/s/ signature illegible
The Lessor

Eighth Addendum to Rental Agreement
Made and executed in Ramat Gan, Sept. 30, 2009

Between	Sela Capital Properties Ltd. Public Co. 51-3992529
of 7 Jabotinsky St., Ramat Gan
(Hereinafter – “the Lessor”)

First Party

And	Wintegra Ltd., Private Co. 51-290107-5
of 6 Hamasger St., Taya Center
Tel: 09-7439998, Fax: 09-7439992
(Hereinafter – “the Lessee”)

Second Party

Whereas
the Lessor is the owner of leasehold right in the building known as block 8981 parcels 17, 18, 19, 24, located at 16-18 Hacharoshet St., Industrial Zone Raanana (hereinafter: “the Building”, including, inter alia, all areas rented to the Lessee under the Rental Agreement dated July 15, 2001, and all addendums to this Rental Agreement , First Addendum through Fifth Addendum, signed between the Taya Company and the Lessee (hereinafter: the “Premises”); an d

Whereas
The Lessee purchased the Building from the Taya Center Company Ltd., which had been the previous owners of the Building (hereinafter: “Taya”), which had rented the Premises to the Lessee under unprotected rental agreements  dated July 15, 2001 and the addenda to the Rental Agreement (hereinafter: the Rental Agreement). The Rental Agreement and all appendices thereto are attached to this Agreement as an integral part of the Addenda; and

Whereas	Taya’s rights vis-à-vis the Lessee were fully assigned to the Lessor; and

Whereas	the Rental Period under the Sixth Addendum to the Rental Agreement, including the option period, will end on December 31, 2009; and

Whereas	the Lessee desires to continue to rent the Premises from the Lessor for an additional period as set forth below in this Eighth Addendum to the Rental Agreement.

Accordingly, the Parties have declared, provided, and agreed as follows:

16.	The Preamble to this Addendum is one with the Addendum and constitutes an integral part thereof.

17.
The Rental Agreement dated July 15, 2001 and all addenda signed between Taya and the Lessee including all conditions and clauses mutatis mutandis, including changes in the name of the Lessor, are hereby extended for an additional period as set forth below, with the exception of the conditions set forth below.

The terms of this Agreement, subject to the required changes and/or changes contained herein shall also apply during the option period named below.

18.
In place of the Rental Period appearing in the Rental Agreement, the Lessor hereby rents the Premises to the Lessee, and the Lessee hereby rents the Premises from the Lessor, for an additional period of 24 months starting on January 1, 2010 through December 31, 2011 (hereinafter: the “Additional Period”). The Lessee is also given the option to continue and extend the rental for an additional 12 month period from January 1, 2012 until December 31, 2012 (hereinafter: the “Option Period”).

19.
With the exception of the express content of this Eighth Addendum, there are no changes to the terms of the Rental Agreement, and all the provisions of the Rental Agreement, including all eight addenda, shall apply, including in the matter of level of Rental Fees noted in this Eighth Addendum, and with the changes required, as the case may be.

20.	A.
The Lessee undertakes by fundamental undertaking to renew the bank guarantee given as a security for the Rental Agreement, to remain in effect for the Additional Rental Period and for the Option Period named in section 3 to the Eighth Addendum above (if realized). The Lessee must deliver the new bank guarantee by Dec. 1, 2009.

B.
Should the Lessee breach any of its undertakings contained in the Rental Agreement and/or in any of the addenda to the Rental Agreement, the Lessor may use the bank guarantee for payment of any money due to the Lessor under the Rental Agreement and/or under any of the addenda to the Rental Agreement.

21.
If the Lessee does not wish to realize the option offered in section 3 above, it must notify the Lessor in writing that it does not wish to realize the option by April 1, 2011. If by April 1, 2011 no such notice has been received from the Lessee, rental shall be automatically renewed until Dec. 31, 2012.

22.	Starting on October 1, 2010 and through until December 31, 2011, Rental Fees and Management and Parking Fees shall be as follows:

7.1	Rental Fees for each gross meter shall be set at NIS 45 per month.

7.1.1	Management Fees for each gross meter shall be set at NIS 12 per month.

7.1.2	Parking Fees for each parking spot shall be set at NIS 275 per month.

7.2
All the above sums shall have VAT added and shall be linked to the consumer price index (hereinafter: “the Index”), under linkage conditions as set out in the Rental Agreement. These sums shall be linked to the Index as published on Aug. 15, 2009, which stands at 104.5 points. The Parties agree that the rise in the index in August 2009, indicated by the Index to be published on Sept. 15, 2009, will be calculated by half and not in full, for purposes of calculating linkage for all future payments.

7.3
Rental Fees and Parking Fees for the Option Period under section 3 of this Addendum, viz for the period from Jan. 1, 2012 until Dec. 31, 2012 shall be determined by an authorized assessor, chairman of the Assessors’ Association, whose determination shall be final and binding for both Parties. The assessor will give his opinion by no later than March 10, 2011. The cost of the Assessor’s expert opinion will be divided equally between the two Parties.

23.
The Lessor will repair the air-conditioning system at its own expense, including leaks, if any. The Lessee will alone bear all other costs of improvements and repairs it decides to perform at the Premises, including painting of the Premises, changing the flooring, electricity systems, kitchen, bathrooms etc.

24.
If the Lessee is ordered by final judgment or settlement agreement to pay compensation for cancellation of the Rental Agreement in the building located at 9A Dafna St., Raanana, with the Ahuzat Gush 7656 Parcels no. 31 and 32 Company Ltd., after conducting legal processes at the court or mediation or arbitration, and as a result, a final judgment is handed down or a settlement agreement signed, and should the obligation imposed upon the Lessee exceed the rate of 9 (nine) months rental (including parking) as the Lessee has undertaken to pay in the rental agreement for the building located at 9A Dafna St., Raanana, with the Ahuzat Gush 7656 Parcels no. 31 and 32 Company Ltd., and as against issue of an invoice from the Ahuzat Gush 7656 Parcels no. 31 - 32 Company Ltd., and if the compensation at the above amount is in fact paid to the company, the Lessor will excuse the Lessee from payment of Rental Fees and Parking Fees for the last 3 months of the Option Period, and if the Lessee does not exercise the Option Period set forth in section 3 above, the Lessor will excuse the Lessee from paying Rental Fees and Parking Fees for the last 2 months of the Rental Period. If a final judgment is passed down or a settlement agreement signed after conclusion of the Rental Period, the Lessor will pay the Lessee the relevant amounts in cash, upon first demand to do so (therefore – if the Option was exercised, an amount equivalent to 3 months Rental Fees and Parking Fees; if not exercised, a sum equivalent to 2 months’).

25.	To remove any doubt, it is hereby clarified that:

10.1	Upon signing the Eighth Addendum, section 7 of the Seventh Addendum shall be cancelled.
10.2
Notwithstanding that stated in the Rental Agreement, the Lessor shall not have the right to demand removal or elimination of any work or additions performed or in future performed with the Lessor’s approval, and the Lessor shall not be obligated to make any payment for any work or addition remaining after the Lessee has left.

26.
The addresses of the Parties for purposes of this Addendum are as appear above, in the preamble to the Addendum, and any notice sent by one party to the other according to the aforesaid addresses shall be deemed having been delivered at the end of 48 hours after delivery to a post office, and if hand delivered, at the time of actual delivery.

In Witness Whereof the Parties Hereby Set Their Hands

Sela Capital Properties Ltd.	Wintegra Ltd.

/s/ Itzhak Sela	/s/ Jacob (Kobi) Ben-Zvi

/s/ signature illegible	/s/ Shai Shahar
The Lessor	The Lessee